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                                                                       Ex. 10.16

              FORM OF ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF
                   SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT

[VIE Operating Affiliate], (registered address: [o]) (hereinafter the "PARTICIPATING SHAREHOLDER"), and [Local Advertising Company], limited liability company (registered address: [o]) (hereinafter the "PARTICIPATED TARGET COMPANY"), as independent party, hereby agree to participate in the Shareholders' Voting Rights Proxy Agreement among FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD., SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. and other relevant parties (hereinafter, "PROXY AGREEMENT") dated March 28 2005. Participating Shareholder and Participated Target Company agree to entrust the Trustees designated by Focus Media Technology to exercise the voting rights in Participating Target Company in respect of [o]% of the equity interest in the registered capital of Participating Target Company held by the Participating Shareholder as of the date of the Acknowledgement Letter, on behalf of Participating Shareholder.

Once this Acknowledgement Letter is executed by the Participating Shareholder and Participating Target Company, Participating Shareholder and Participated Target Company shall be deemed to have made the same undertakings and warranties with those of the Shareholders and Target Companies under the Proxy Agreement, agreed to respectively perform the obligations of the Shareholders and Target Companies stipulated in the Proxy Agreement, and acknowledged the rights and obligations of the Parties under the Proxy Agreement.


[VIE Operating Affiliate]
(Company chop)

Signature by:
             ---------------------
Name:
Position:
Date:


[Local Advertising Company]
(Company chop)

Signature by:
             ---------------------
Name:
Position:
Date:

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
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(Company chop)

Signature by:
             ---------------------
Name:
Position:
Date:

The following companies have signed up to an Acknowledgement Letter of this form to participate in the Shareholders' Voting Rights Proxy Agreement, dated March 28, 2005, between Focus Media Technology (Shanghai) Co., Ltd., Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties: Fuzhou Fukesi Advertisement Co., Ltd., Hefei Fukesi Advertisement Co., Ltd., Shenyang Focus Media Advertisement Co., Ltd., Shenzhen Bianjie Building Advertisement Co., Ltd., Shanghai New Focus Media Advertisement Co., Ltd., Shanghai New Focus Media Advertising Agency Co., Ltd., Shanghai Target Media Co., Ltd., Dongguan Focus Media Advertisement Co., Ltd., Fuzhou Fukesi Advertising Co., Ltd., Hefei Fukesi Advertising Co., Ltd., Shanghai On-Target Advertisement Co., Ltd., Shanghai Jeifang Focus Media Advertisement Co., Ltd., Shanghai Perfect Media Advertising Agency Co., Ltd. and Shenzhen E-Time Commercial Consulting Co., Ltd.